GUARANTY

THIS GUARANTY is made and entered into by the undersigned (the "Guarantor"), for the benefit of COMMERCE BANK / PENNSYLVANIA, N.A., a national banking association ("Bank").

1. OBLIGOR. "Obligor" means U.S. Facilities, Inc., a Delaware corporation.

2. OBLIGATIONS. "Obligations" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of Obligor to Bank, whether absolute or contingent, matured or unmatured, direct or indirect, arising out of or in connection with that certain Loan and Security Agreement, dated as of May 31, 2000, by and between Bank and Obligor, as the same may from time to time be amended (the "Loan Agreement"), including without limitation obligations under all Notes executed in connection with the Loan Agreement or otherwise, and shall include without limitation all interest, expenses, costs (including collection costs), fees (including reasonable attorney's fees) and Bank's Costs (as such term is defined in the Loan Agreement) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against Obligor) under or in connection with any of the foregoing.

3. UNCONDITIONAL GUARANTY. In consideration of the Obligations and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor, intending to be legally bound hereby, absolutely and unconditionally, guaranties to Bank, as surety, the indefeasible payment, performance and satisfaction when due (whether by stated maturity, demand, acceleration or otherwise) of all Obligations. The obligations of Guarantor hereunder shall continue in full force and effect irrespective of the validity, legality or enforceability of any agreements, notes or documents pursuant to which any of the Obligations arise, or the existence, value or condition of any collateral for any of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Guarantor understands and acknowledges that this Guaranty constitutes an absolute and unconditional contract of suretyship.

4. COST OF ENFORCEMENT. Guarantor agrees to pay Bank all costs and expenses (including reasonable attorneys' fees) at any time incurred by Bank in the enforcement of this Guaranty.

5. PAYMENT BY GUARANTOR. Payment by Guarantor of his [its] obligations pursuant to paragraph 3 hereof is due upon demand by Bank and is payable in immediately available funds in lawful money of the United States of America.

6. RELEASE OF GUARANTOR'S LIABILITY. Notwithstanding anything, including the provisions of Paragraph 3 of this Guaranty, but subject to the provisions of Paragraph 11 of this Guaranty, Guarantor shall be released of all liability under this Guaranty upon the indefeasible payment by Obligor or any guarantor, in cash, of the full amount of the Obligations and Bank has no further obligation to make Advances under the Loan Agreement.

7. CONTINUING GUARANTY. This Guaranty shall continue in full force and effect with respect to Guarantor and may not be revoked until all Obligations have been indefeasibly paid, performed and satisfied in full and Bank has no further obligation to make Advances under the Loan Agreement.

8. WAIVERS AND CONSENTS BY GUARANTOR. Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following: (a) any waiver, inaction, delay or lack of diligence by Bank in enforcing its rights against Obligor or in any property,

or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the Obligations, and the absence of notice thereof to Guarantor, (b) the absence of any notice of the incurrence or existence of any Obligation, (c) any action, and/or the absence of notice thereof to Guarantor, taken by Bank or Obligor with respect to any of the Obligations, including any forbearance, release, subordination or substitution of any collateral or release, termination, compromise, modification, extension or amendment of any instrument executed by or applicable to Obligor or of any claim, right or remedy against Obligor or any property, (d) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution, (e) any other action taken or omitted by Bank in good faith with respect to the Obligations, (f) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest, (g) the waiver of any rights of Bank under or any action taken or omitted by Bank with respect to any other guaranty of the Obligations, (h) any modifications or amendments to or additional documents relating to any Obligations, (i) all defenses arising out of suretyship and (j) all increases, if any, to any now or hereafter incurred or arising indebtedness, obligations or liabilities of Obligor or the Bank.

9. OTHER AGREEMENTS BY GUARANTOR. Guarantor agrees that there shall be no requirement that Bank document its acceptance of this Guaranty, evidence its reliance hereon, or that Bank take any action against any person or any property prior to taking action against Guarantor. Guarantor further agrees that Bank's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Obligor's insolvency or as a result of any proceeding applicable to Obligor or Obligor's property under any bankruptcy or insolvency law. Guarantor also agrees that payments and other reductions on the Obligations may be applied to such of the Obligations and in such order as Bank may elect.

10. SUBROGATION AND SIMILAR RIGHTS. Guarantor may not exercise any rights with respect to Bank or Obligor related to or acquired in connection with or as a result of its making of this Guaranty which it may acquire by way of subrogation, indemnification or contribution, by reason of payment made by him it hereunder or otherwise, until after the date on which all of the Obligations shall have been indefeasibly paid in full and Bank has no further obligation to make Advances under the Loan Agreement. Until such time, any such rights against Obligor shall be fully subordinate in lien and payment to any claim in connection with the Obligations which Bank now or hereafter has against Obligor. If any amount shall be paid to Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of Bank, shall be segregated from the other funds of Guarantor and shall forthwith be indefeasibly paid over to Bank to be applied in whole or in part by Bank against the Obligations, whether matured or unmatured, in such order as Bank shall determine in its sole discretion. If Guarantor shall make indefeasible payment to Bank of all or any portion of the Obligations and all of the Obligations shall be paid in full and Bank has no further obligation to make Advances under the Loan Agreement, Guarantor's right of subrogation shall be without recourse to and without any implied warranties by Bank and shall remain fully subject and subordinate to Bank's right to collect any other amounts which may thereafter become due to Bank by Obligor in connection with the Obligations.

11. REINSTATEMENT OF LIABILITY. If any claim is made upon Bank for repayment or recovery of any amount or amounts received by Bank in payment or on account of any Obligations and Bank repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property, or (b) any settlement or compromise in good faith with any such claimant (including Obligor), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any Obligation, and Guarantor shall remain liable to Bank hereunder for

the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank.

12. RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the Guarantor's money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Obligations, and to the extent permitted by law, a contractual possessory security interest in, and a contractual right of setoff against, and the Guarantor hereby assigns, conveys, delivers, pledges, and transfers to the Bank all of the Guarantor's right, title and interest in and to, all of the Guarantor's deposits, monies, securities, and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank, or any direct or indirect subsidiary or affiliate of the Bank, whether held in a general or special account or deposit, whether held jointly and with someone else, or whether held for safekeeping or otherwise. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor to satisfy Guarantor's obligations under paragraph 5 hereof. Each such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

13. EVENTS OF DEFAULT. The occurrence of any of the following shall be an Event of Default: (i) any Event of Default (as defined in the Loan Agreement); (ii) the Guarantor's failure to perform any of its obligations hereunder other than the payment of money when due, and such failure has not been resolved or cured within 20 days following written notice thereof from Bank; (iii) the falsity or material breach by the Guarantor of any written warranty, representation or statement when made or furnished to the Bank by the Guarantor or (iv) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, the Guarantor shall pay to the Bank the full amount of the Obligations.

14. FINANCIAL INFORMATION ON GUARANTOR; REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTOR IN LOAN AGREEMENT. Guarantor hereby agrees to provide Bank with such information on the financial condition of Guarantor, and such Guarantor's tax returns, as is required pursuant to the terms of the Loan Agreement. In the event that Guarantor fails to comply with a request for information from Bank, within thirty (30) days after receipt of the request, Guarantor upon demand by Bank agrees to purchase from Bank without representation, warranty or recourse the Obligations and to pay therefor the unpaid principal amount of all such Obligations, including interest thereon to the date of purchase.

15. EFFECT OF OTHER AGREEMENTS. The provisions of this Guaranty are cumulative and concurrent with Bank's rights and remedies against Guarantor under any existing or future agreement pertaining to or evidencing any of the Obligations. No such additional agreement shall be deemed a modification or waiver hereof unless expressly so agreed by Bank in writing. If Bank holds any other guaranty or surety agreement applicable to any of the Obligations, the liability of Guarantor hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Bank in writing.

16. <u>CONSENT TO JURISDICTION</u>. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY, GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA, IN ANY COUNTY IN WHICH BANK HAS AN OFFICE OR BRANCH, AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING. GUARANTOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING

A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO THE UNDERSIGNED PARTY.

17. TRIAL BY JURY. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS GUARANTY.

18. CONFESSION OF JUDGMENT; WARRANT OF ATTORNEY **THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST GUARANTOR. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST GUARANTOR, GUARANTOR, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) COUNSEL FOR GUARANTOR, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS GUARANTOR HAS, OR MAY HAVE TO PRIOR NOTICE (EXCEPT AS PROVIDED HEREIN OR IN THE LOAN AGREEMENT) AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. GUARANTOR SPECIFICALLY ACKNOWLEDGES THAT BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.**

GUARANTOR IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR GUARANTOR IN ANY AND ALL ACTIONS, AND UPON THE OCCURRENCE AND CONTINUATION OF AN EVENT OF DEFAULT TO: (I) ENTER JUDGMENT AGAINST GUARANTOR FOR THE PRINCIPAL SUM HEREOF; OR (II) SIGN FOR GUARANTOR AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST GUARANTOR FOR ALL OR ANY PART OF ALL SUMS DUE HEREUNDER; AND IN EITHER CASE FOR INTEREST, COSTS AND BANK'S COSTS TOGETHER WITH A REASONABLE COLLECTION FEE. GUARANTOR FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST GUARANTOR AND IN FAVOR OF BANK OR ANY ASSIGNEE HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL. GUARANTOR WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS GUARANTY, VERIFIED BY AFFIDAVIT OF AN OFFICER OF BANK OR ANY OTHER ASSIGNEE HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST GUARANTOR AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.

19. GUARANTOR'S ADDRESS. Guarantor warrants and represents that the address set forth below is Guarantor's correct mailing address and agrees immediately to notify Bank in the event of any change therein.

20. MISCELLANEOUS.

(a) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Guarantor and Bank, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

(c) The obligations of Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which Guarantor may now or hereafter have against Bank or Obligor, except payment of the Obligations, and shall not be affected by any change in Obligor's legal status or ownership or by any change in the corporate or other organizational structure applicable to Obligor.

(d) This Guaranty shall (i) be binding on Guarantor and his [**its**] personal representatives, heirs, successors and assigns, and (ii) inure, together with all rights and remedies of Bank hereunder, to the benefit of Bank and its successors, transferees and assigns. Notwithstanding the foregoing clause (i), none of the rights or obligations of Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of Bank.

(e) This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of May 31, 2000.

HALIFAX TECHNICAL SERVICES, INC., a Virginia corporation

Witness: ______________________

By: ______________________

Address: